Exhibit 99.01
2009 CEO Energy/Power Conference September 9, 2009

The Great Recession Hurt Demand, But Recent Uptick Is Positive 1 Source: DOE Weekly Petroleum Status Report through August 2009, 4-week average Recession U.S. gasoline demand down 172 mbpd (1.9%) 2009 YTD vs. same period 2008, and 2008 was down 204 mbpd (2.2%) vs. 2007 U.S. distillate demand down 573 mbpd (13.6%) 2009 YTD vs. same period 2008, and 2008 was down 153 mbpd (3.6%) vs. 2007

Consensus Forecasts Show Economic Growth Returning Soon Recession is bottoming - expect stability rest of 2009 and growth in 2010 U.S. real GDP has fallen by a total of 3.9% since the middle of 2008 with the largest declines occurring in 4Q 2008 and 1Q 2009 Recent data improving as 2Q09 real GDP shrank at only a 1% annualized rate Economic recovery is important to refining margins Gasoline demand correlates with disposable income and employment Diesel and jet fuel demand correlates with GDP activity U.S. Real GDP Growth Long-Term (1970-2008 Average) = 3.0% Blue Chip Consensus Sources: Bureau of Economic Analysis, Blue Chip Economic Indicators 2

Oil Consumption Grows with Income, Many Economies Growing Rapidly 3 Sources: Federal Reserve Bank - Dallas Branch; Energy Information Administration, International Monetary Fund; Valero Energy; based on 2007 data

U.S. Gasoline Fundamentals Show Signs of Improvement 4 U.S. gasoline days of supply slightly above the past four years Refiners not overproducing U.S. imports down 4% YTD as foreign producers reduce production or find better markets elsewhere September switch to winter-grade gasoline adds supplies to the gasoline pool Refiners must continue balancing supply with demand First year-over-year demand growth since Sept. 2007 June 2009 grew 1.3% over June 2008 Relatively low pump prices and improving consumer confidence helping demand Average year-to-date 2009 gasoline prices at the pump 37% cheaper than 2008 Consumer Confidence Index increased from 47.14 in July to 54.1 in August 2006 2005 2008 2007 2009 U.S. Gasoline Days of Supply Source: DOE PSM through June 2009; DOE WPSR for July through August 2009 Year-over-Year Change in U.S. Gasoline Demand, (MBPD) Source: DOE Petroleum Supply Monthly

Economic growth, approaching winter, and recent flattening of contango should reduce inventories Longer-term, expect global demand growth Economic growth drives diesel demand Growing faster than gasoline worldwide Supply options limited due to fewer substitutes such as ethanol for gasoline Expect Distillate Demand to Increase with Economic Growth 5 2006 2005 2008 2007 U.S. Diesel Days of Supply Improving trend in year-over-year demand growth Monthly year-over-year demand: June down 6%, better than April down 16% U.S. inventories and days of supply have grown to very high levels Weak demand and contango market drove-up global inventories 2009 Source: DOE PSM through June 2009; DOE WPSR for June through August 2009 Year-over-Year Change in U.S. Distillate Demand, (MBPD) Source: DOE Petroleum Supply Monthly

Expect Feedstock Discounts to Improve As Crude Oil Demand Grows



Sour Crude Differentials below WTI (per bbl)
$20
$15
$10
$5
$0
Maya (heavy)
Mars (medium)
2002
2003
2004
2005
2006
2007
2008
2009 YTD
2009E[1] Year-End

Sources : Argus; 2009 YTD through Aug 30; [1] Consultants' average estimate



Sour Crude Percentage Differentials below WTI
35%
30%
25%
20%
15%
10%
5%
0%
Maya %
Mars %
2002
2003
2004
2005
2006
2007
2008
2009 YTD
2009E[1] Year-End

Sources : Argus; 2009 YTD through Aug 30; [1] Consultants' average estimate

- **Sour crude discounts are narrow due to:**
  - Lower demand caused by Great Recession
  - OPEC mainly cut lower quality (medium sour) barrels
  - Continued decline in supply of heavy sour crude oils from Mexico
  - Strength in the heavy fuel oil market resulting from reduced crude oil processing
- **Expect discounts to widen with demand growth**
  - OPEC production increases supplies of medium sour crude oil
  - Saudis expanded discounts for October
  - Consultants expect discounts to increase from ~7% now to ~13% of WTI by year end
- **Longer term, Valero to benefit from delivery of Canadian heavy crude oil to Gulf Coast**

6

With Demand Down, There's Clearly Excess Refining Capacity 7 Source: Industry reports and Valero forecast; 2009 through 2013 estimates are based on consultant averages and are subject to change; includes capacity creep MMBPD Global Refining Supply and Demand Large decrease U.S. and worldwide demand in 2008 and 2009 New capacity being added as lead times are long Some projects farther out (2011+) are being delayed or cancelled Bottom line - Refinery operating rates are falling to preserve margins Low 80%'s now, could go into 70%'s

Valero Positioned with Great Assets and Great People Largest independent refiner in North America Geographically diverse Flexible refining system able to capitalize on and adapt to changing market conditions More than just refining... One of the nation's largest retail fuel marketers with nearly 5,800 branded marketing sites Company-owned/operated sites: 1,000 in U.S., 240 in Canada Retail segment contributed record $390 million of operating income over last four quarters Significant investments in alternative energy 51,000 barrels per day of ethanol production capacity, highly profitable with high returns in current market 50 mega-Watt wind farm Seed investments in next generation ethanol and biodiesel Approximately 22,000 dedicated employees 8

Taking Action to Improve Profitability Rationalizing underperforming operations Shut down entire refinery at Aruba as well as gasifier complex and coker at Delaware City Previously shut down coker at Corpus Christi and have spared capacity at other cokers Constantly reviewing performance across system Shifting feedstocks and products to increase margins Lightened crude diet away from heavy sours Shifting bottoms from petroleum coke to higher- margin asphalt market and heavy fuel oil Reducing operating costs 9 More energy efficiency and lower energy commodity prices helping energy costs Improved non-energy operating expense by one-full quartile in 2008 results of bi-annual refining industry benchmarking survey

Significant Flexibility to Shift Operations Operations Operations 10 Light Medium Heavy Refinery Operating Mode Lightening feedstock slate across system to capture better margins on lighter feedstocks Shutting down and reducing run rates on cokers

Ethanol Acquisition - Timing Couldn't Have Been Better Acquired seven ethanol plants out of bankruptcy in 2Q09 780 million gallons per year of world-scale capacity (51,000 bpd) $477 million purchase price is 30% of estimated replacement All seven plants running and profitable ahead of schedule $22 million of operating income in 2Q09 with partial operations 11 Excellent margins in 3Q09 mainly due to drop in corn prices

Managing for Financial Strength Cutting costs and reducing spending Have achieved more than $200 million of aggregate G&A cost reductions since 2007 Streamlining departments and functions Reducing discretionary capital expenditures Expect capital expenditures and turnarounds spending in range of $2.0 billion to $2.5 billion for each of 2009 and 2010 Over $6 billion of liquidity as of June 30 $1.6 billion in cash $3.7 billion of credit available, net of letters of credit issued $900 million available on A/R program No borrowings on bank revolver Strengthened balance sheet in 2009 Raised $800 million via equity offering in June Manageable debt schedule Net debt-to-cap ratio of 25.9% at June 30 12 Net Debt-to-Capitalization Ratio (period-end) Debt Maturities and Puts (millions)

Bottom Line on Refining Near-term profitability will be a challenge for refiners Expect consolidation/ rationalization of refining capacity over next several years There is oil demand growth potential in the U.S., even with CAFE, renewables, and hybrids More people, more cars, trucks, etc. Refining is a global business Refineries will continue to be built in developing areas Global economic stimulus must play out and have a positive effect 13

Why Invest in Valero Today? Largest, most geographically diverse independent refiner with flexibility to process a wide variety of feedstocks Retail and ethanol making significant contributions Taking action to improve profitability and rationalize underperforming assets Focused on financial strength and liquidity Showing industry leadership on cap-and-trade issue Great way to invest in future economic recovery 14

Appendix 15

Voices for Energy Campaign 16 Retail pump toppers and hand-out cards distributed at Valero marketing sites across the U.S.A.

Geographically Diverse Operations 17 Valero Marketing Presence Three Rivers, Texas 100,000 bpd capacity 12.4 Nelson complexity Corpus Christi, Texas 315,000 bpd capacity 19.1 Nelson complexity Wilmington, California 135,000 bpd capacity 15.9 Nelson complexity Benicia, California 170,000 bpd capacity 15.0 Nelson complexity McKee, Texas 170,000 bpd capacity 9.4 Nelson complexity Wind farm growing to 33 turbines with 50 MW power Texas City, Texas 245,000 bpd capacity 11.1 Nelson complexity Houston, Texas 145,000 bpd capacity 15.1 Nelson complexity Port Arthur, Texas 310,000 bpd capacity 12.5 Nelson complexity St. Charles, Louisiana 250,000 bpd capacity 15.3 Nelson complexity Ardmore, Oklahoma 90,000 bpd capacity 12.0 Nelson complexity Memphis, Tennessee 195,000 bpd capacity 7.5 Nelson complexity Paulsboro, New Jersey 185,000 bpd capacity 9.4 Nelson complexity San Nicholas, Aruba 235,000 bpd capacity 8.0 Nelson complexity Delaware City, Delaware 210,000 bpd capacity 13.2 Nelson complexity Note: Capacity shown in terms of total throughput include crude and feedstocks Sources: Nelson complexities, Oil & Gas Journal and Valero estimates Legend Quebec, Canada 235,000 bpd capacity 7.7 Nelson complexity Ethanol Production 7 plants + development site 51,000 bpd capacity